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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: June 23, 1997


                            BOYD GAMING CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                        -------------------------------
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


              1-12168                                  88-0242733
     ------------------------                      -------------------
     (Commission File Number)                       (I.R.S. Employer
                                                   Identification No.)


                           2950 South Industrial Road
                            Las Vegas, Nevada 89109
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              (Address of Principal Executive Offices) (Zip Code)


                                 (702) 792-7200
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)
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ITEM 5.  OTHER EVENTS

         The information set forth in the Registrant's news release dated June 23, 1997 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              99.1  Text of Press Release dated June 23, 1997.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOYD GAMING CORPORATION

Date:  June 24, 1997                    /s/ KEITH E. SMITH
                                        ------------------------------------
                                        Keith E. Smith
                                        Senior Vice President and Controller
                                        (Chief Accounting Officer)



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                               INDEX TO EXHIBITS

          EXHIBIT                        DESCRIPTION
          -------                        -----------
           99.1           Text of Press Release dated June 23, 1997